                                                                    Exhibit 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated March 18, 1998, relating to the financial statements of Aurora Foods Holdings Inc., which appears in such Prospectus. We also consent to the reference to us under the headings "Experts" in such Prospectus.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
April 21, 1998